UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2015

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 374-7580

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2015, Kyle D. Kuvalanka informed Blueprint Medicines Corporation (the “Company”) of his intention to resign from his role as the Chief Business Officer, Principal Financial and Accounting Officer, and Treasurer of the Company, effective as of September 18, 2015.  As a result of his decision, Michael Landsittel will assume Mr. Kuvalanka’s role as the Company’s Principal Financial and Accounting Officer on an interim basis, effective as of August 11, 2015.  Mr. Landsittel will continue to serve as the Company’s Senior Director of Finance, a position he has held since he joined the Company in September 2014.  Prior to joining the Company, Mr. Landsittel, age 43, served as the Senior Director of Finance at Algeta ASA, a Norwegian biopharmaceutical company, from October 2012 to July 2014.  Prior to his time at Algeta ASA, Mr. Landsittel served as a Director of Financial Planning at Infinity Pharmaceuticals, Inc., a pharmaceuticals company, from March 2012 to October 2012, and in various business development and strategic planning roles at Genzyme Corporation, a biotechnology company, from September 2002 to March 2012.  Prior to Genzyme, Mr. Landsittel worked for six years at Arthur Andersen LLP in the audit practice, including working as an audit manager.  Mr. Landsittel received his B.B.A from the University of Michigan and his M.B.A. from the Tuck School of Business at Dartmouth College.

Item 2.02                                           Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On August 10, 2015, the Company issued a press release announcing its financial results for the second quarter and six-months ended June 30, 2015 as well as the management changes described above under Item 5.02 of this Report on Form 8-K.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on August 10, 2015, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2015	BLUEPRINT MEDICINES CORPORATION

	By:	/s/ Jefferey W. Albers
Jeffrey W. Albers
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on August 10, 2015, furnished herewith.